Crawford & Company Third Quarter 2022 Earnings Conference Call CRD-A & CRD-B (NYSE)

2 Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and  other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's  present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not  undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any  interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the  risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of ca se volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, n et corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, goodwill impairments, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock  than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and  amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of  computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering  both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support cos ts allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

3 3 Growth momentum continued in both Platforms Solutions and North American Loss Adjusting Our efforts to increase penetration with top-5 carrier clients are bearing fruit Broadspire continues to experience a steady recovery towards pre-pandemic levels Growth driven by new client wins along with increased pricing Margin challenges persist across certain pockets of International Operations  Implemented margin improvement actions in the U.K. and Europe Latin America benefitted from cost efficiency actions Australia and Asia benefitted from weather-driven growth Key Highlights Third Quarter 2022 Q3 2022 METRICS GAAP Non-GAAP $294.9M $306.0M Revenues $(0.31) $0.16 CRD-A & CRD-B EPS $(15.1M) $7.9M Net (Loss) Income Ongoing investments driving improvement Crawford’s top-line momentum continued in Q3, driven by strategic investments across the business

Ensuring our top line success translates into expanded profitability to support our long-term growth strategy Our Roadmap to Support Margin Improvement Align pricing with the value we deliver Aggressively address low productivity pockets Optimize cost structure to current market dynamics Roll out new systems and improved processes for efficiency gains 4 3 1 2 ORGANIC DIGITAL that simplifies QUALITY that sets the industry benchmark EXPERTISE that is deep and eminent INORGANIC Long-term Growth Strategy ADJACENCIES Bolster presence in P&C ecosystem and deepen customer wallet share GEOGRAPHIES P&C market growth and claims outsourcing tailwinds SCALE Existing businesses to drive margin improvement

We’re committed to employing a disciplined approach to capital allocation Investing in long-term growth through Cap Ex and M&A  Share buyback program a core component of our capital allocation strategy Our Capital Allocation Strategy Acquire adjacent services to bolster presence in claims ecosystem Bolster technical capabilities by attracting top-tier adjusting talent globally Drive market share within fragmented independent loss adjusting market in the US Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Regular quarterly dividend of $0.06 per share  for CRD-A and CRD-B Our M&A Approach

Operational Overview

7

Impact Across Our Global Service Lines (GSLs)

Third Quarter 2022 Performance

Service Line	Highlights	Q3 Results
North America Loss Adjusting *23% of total Q3 revenues*	• Q3 revenue growth of 3.9% over prior year, due to continued market recovery in Canada, increased activity related to Hurricane Fiona and inclusion of edjuster • Prior year included Hurricane Ida impacts and CEWS benefits • Onboarded over 80 specialist adjusters year to date, ahead of our three-year goal of recruiting 200 specialists	Q3 Revenues **$66.8M** Q3 OE[1] **$3.7M**
International Operations *29% of total Q3 revenues*	• Q3 revenue declined 6.3% from prior year. FX rates reduced revenue by $10.1 million • Margin pressures continue to impact certain business lines in the U.K. and Europe • Latin America is recovering, with cost actions bearing fruit in Chile, Brazil and Peru • Strength in Australia driven by record flooding activity, while Asia performance improvement benefitting from weather activity in Malaysia and the Philippines	Q3 Revenues **$86.1M** Q3 OE **$(3.8M)**
Broadspire (US-only) *26% of total Q3 revenues*	• Q3 revenue growth of 3.4% over prior year, driven by increased economic activity, new and existing business growth along with healthy pricing • Making a solid recovery toward pre-pandemic levels of claims volumes	Q3 Revenues **$78.4M** Q3 OE **$6.2M**
Platform Solutions (US-only) *22% of total Q3 revenues*	• Q3 revenue growth of 12.7% over prior year, driven by increased activity in Networks and inclusion of Praxis • Softness in Contractor Connection due to a benign claims environment; onboarded a new top-5 carrier and expect to see contributions in 2023	Q3 Revenues **$63.7M** Q3 OE **$10.1M**

Crawford

(1) "OE" refers to Operating Earnings

Our investments in the business based on our key pillars are showing signs of progress Executing on Our Long-Term Strategy DIGITAL that simplifies QUALITY that sets the industry benchmark EXPERTISE that is deep and eminent #1 Choice for a top-5 carrier, moving up from #6 Record # of adjusters deployed in the immediate aftermath of Hurricane Ian¹ ~85% Reduction in time to onboard and deploy adjusters (1) Impact expected to be recognized in Q4 2022

Net Promoter Score NPS remains at a healthy level of 47 Actively looking for opportunities to improve our score Added $24.5 million in new and enhanced business in Q3 2022 New and Renewal Business Activity¹ Retained 95.5% of our Broadspire business year to date Increasing market share with key carrier clients 9 Customer Excellence (1) Estimated new and enhanced revenue won during 2022 47 NPS 95.5% a Retained Broadspire business New and enhanced business won $24.5M

Progressing our Diversity, Equity and Inclusion Initiatives Favorable results from recent Pulse Survey on Diversity, Equity and Inclusion (DEI) at Crawford; ahead of industry benchmarks DEI continues to be our top strategic priority and core to our culture  I do not face any bias due to my personal identity. 88 66 Senior leadership supports diversity and inclusion at Crawford. 82 80 This organization is committed to the fair treatment of all employees. 81 75 Professional Services Norm Overall Crawford I believe that no matter how much I know there is always something new to learn. 97 35

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 12 Third Quarter 2022 Financial Summary Quarter Ended September 30, September 30, ($ in millions, except per share amounts) 2022 2021 % Change Revenues $294.9 $288.5 2% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $306.0 $288.5 6% Net (Loss) Income Attributable to Shareholders of Crawford & Company $(15.1) $11.2 (235)% Diluted (Loss) Earnings per Share CRD-A $(0.31) $0.20 (255)% CRD-B $(0.31) $0.21 (248)% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.16 $0.24 (33)% CRD-B $0.16 $0.25 (36)% Adjusted Operating Earnings 1 $14.2 $20.8 (32)% Adjusted Operating Margin 1 4.8% 7.2% (240bps) Adjusted EBITDA 1 $21.9 $29.5 (26%) Adjusted EBITDA Margin 1 7.4% 10.2% (280bps)

North America Loss Adjusting Q3 Highlights Q3 revenue growth of 3.9% over prior year, driven by continued recovery in Canada, increased activity related to Hurricane Fiona and inclusion of edjuster Prior year included Hurricane Ida impacts and CEWS benefits Onboarded over 80 specialist adjusters year to date, ahead of our three-year goal of recruiting 200 specialists Operating Results  (3Q 2022 v. 3Q 2021) Revenues of $66.8 million versus $64.3 million Constant dollar revenues of $67.8 million Gross profit of $12.2 million versus $12.6 million Gross profit margin of 18.2% versus 19.6% Operating earnings of $3.7 million versus $4.4 million Operating margin of 5.5% versus 6.8% Three months ended (in thousands, except percentages) September 30, 2022 September 30, 2021 Variance Revenues $66,822 $64,334 3.9% Direct expenses 54,658 51,704 5.7% Gross profit 12,164 12,631 (3.7)% Indirect expenses 8,486 8,269 2.6% Operating earnings $3,678 $4,362 (15.7)% Gross profit margin 18.2% 19.6% (1.4)% Operating margin 5.5% 6.8% (1.3)% Total cases received 72,112 78,422 (8.0)% Full time equivalent employees 2,083 1,736 21.1%

International Operations Q3 Highlights Q3 revenue declined 6.3% from prior year. FX rates reduced revenue by $10.1 million Margin pressures continue to impact certain business lines in the U.K. and Europe Latin America is recovering, with cost actions bearing fruit in Chile, Brazil and Peru Strength in Australia driven by record flooding activity, while Asia performance improvement benefitting from weather activity in Malaysia and the Philippines Operating Results  (3Q 2022 v. 3Q 2021) Revenues of $86.1 million versus $91.9 million Constant dollar revenues of $96.2 million Gross profit of $9.6 million versus $14.0 million Gross profit margin of 11.2% versus 15.2% Operating loss of $(3.8) million versus earnings of $1.9 million Operating margin of (4.5)% versus 2.1% Three months ended (in thousands, except percentages) September 30, 2022 September 30, 2021 Variance Revenues $86,066 $91,888 (6.3)% Direct expenses 76,447 77,904 (1.9)% Gross profit 9,619 13,984 (31.2)% Indirect expenses 13,468 12,037 11.9% Operating (loss) earnings $(3,849) $1,947 (297.7)% Gross profit margin 11.2% 15.2% (4.0)% Operating margin (4.5)% 2.1% (6.6)% Total cases received 123,270 113,368 8.7% Full time equivalent employees 3,665 3,603 1.2%

Broadspire Q3 Highlights Q3 revenue growth of 3.4% over prior year, driven by increased economic activity, new and existing business growth along with healthy pricing Making a solid recovery toward pre-pandemic levels of claims volumes Operating Results  (3Q 2022 v. 3Q 2021) Revenues of $78.4 million versus $75.8 million Gross profit of $17.9 million versus $17.0 million Gross profit margin of 22.8% versus 22.5% Operating earnings of $6.2 million versus $6.9 million Operating margin of 7.9% versus 9.2.% Three months ended (in thousands, except percentages) September 30, 2022 September 30, 2021 Variance Revenues $78,381 $75,804 3.4% Direct expenses 60,494 58,775 2.9% Gross profit 17,887 17,029 5.0% Indirect expenses 11,689 10,090 15.8% Operating earnings $6,198 $6,939 (10.7)% Gross profit margin 22.8% 22.5% 0.3% Operating margin 7.9% 9.2% (1.3)% Total cases received 141,658 124,703 13.6% Full time equivalent employees 2,535 2,263 12.0%

Platform Solutions Q3 Highlights Q3 revenue growth of 12.7% over prior year, driven by increased activity in Networks and inclusion of Praxis Softness in Contractor Connection due to a benign claims environment; onboarded a new top-5 carrier and expect to see contributions in 2023 Operating Results  (3Q 2022 v. 3Q 2021) Revenues of $63.7 million versus $56.5 million Gross profit of $15.6 million versus $13.9 million Gross profit margin of 24.5% versus 24.6% Operating earnings of $10.1 million versus $9.7 million Operating margin of 15.8% versus 17.2% Three months ended (in thousands, except percentages) September 30, 2022 September 30, 2021 Variance Revenues $63,655 $56,474 12.7% Direct expenses 48,054 42,594 12.8% Gross profit 15,601 13,880 12.4% Indirect expenses 5,521 4,156 32.8% Operating earnings $10,080 $9,724 3.7% Gross profit margin 24.5% 24.6% (0.1)% Operating margin 15.8% 17.2% (1.4)% Total cases received 150,192 114,255 31.5% Full time equivalent employees 1,349 1,123 20.1%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $1.9 million in 2022 compared to $2.2 million in the prior year period Primary components of this variance were a reduction in incentive compensation, partially offset by the Canada Emergency Wage Subsidy ("CEWS") benefit in 2021 (not present in 2022), and an increase in other unallocated costs Canada Emergency Wage Subsidy No benefit from CEWS in 2022, compared to a benefit of $1.8 million in the prior year period recorded between North America Loss Adjusting and Unallocated Corporate Costs Goodwill Impairment Recognized a $36.8 million non-cash goodwill impairment, partially offset by a $15.9 million reduction in income tax expense, for a net impact of $20.9 million, or $0.43 per share Due to the non-discrete income tax treatment of the goodwill impairment, the income tax benefit will normalize in the fourth quarter, resulting in a lower full-year tax benefit of $3.4 million Contingent Earnout Adjustment Recognized a pretax contingent earnout expense totaling approximately $0.9 million in the 2022 third quarter  Based on favorable changes to projections of certain acquired entities Share Repurchases There were no shares repurchased in the 2022 third quarter Repurchased 2,656,474  shares of CRD-A and 963,472  shares of CRD-B at an average cost per share of $7.41 and $7.32, respectively, during 2022 Total cost of share repurchases during 2022 was $26.7 million

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Unaudited ($ in thousands) September 30,  2022 December 31, 2019 December 31,  2021 December 31, 2018 Change Change Cash and cash equivalents $ 33,099 $ 53,228 $ (20,129) Accounts receivable, net 137,360 134,458 2,902 Unbilled revenues, net 134,646 118,722 15,924      Total receivables 272,006 253,180 18,826 Goodwill 76,783 116,526 (39,743) Intangible assets arising from business acquisitions, net 91,285 97,571 (6,286) Deferred revenues 54,592 55,905 (1,313) Pension liabilities 10,218 17,892 (7,674) Short-term borrowings and current portion of finance leases 37,696 10,704 26,992 Long-term debt, less current portion 219,680 164,315 55,365      Total debt 257,376 175,019 82,357 Total stockholders' equity attributable to Crawford & Company 162,883 211,965 (49,082) Net debt 1 224,277 121,791 102,486

19 Net Debt and Pension Liability $224.3 million $10.2 million Net debt at $224.3 million Pension liability at $10.2 million $106.4 million $105.2 million Leverage Ratio of 2.84x EBITDA at end of Q3 2022 Funded Ratio of 92.8% at end of Q3 2022

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow For the period ended September 30, Unaudited ($ in thousands) 2022 2019 2021 2018 Change Change Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (4,218) $ 29,039 $ (33,257) Depreciation and Other Non-Cash Operating Items 31,556 36,242 (4,686) Goodwill Impairment 36,808 — 36,808 Gain on Disposals of Property and Equipment, net (1,562) (38) (1,524) Contingent Earnout Adjustments 3,246 — 3,246 Billed Receivables Change (9,329) (7,352) (1,977) Unbilled Receivables Change (23,537) (18,990) (4,547) Change in Accrued Compensation, 401K, and Other Payroll (19,024) 8,612 (27,636) Change in Accrued and Prepaid Income Taxes (23,162) (8,627) (14,535) Other Working Capital Changes (6,486) (9,317) 2,831 U.S. and U.K. Pension Contributions (487) (9,526) 9,039 Cash Flows from Operating Activities (16,195) 20,043 (36,238) Property & Equipment Purchases, net (4,983) (5,251) 268 Capitalized Software (internal and external costs) (19,933) (15,372) (4,561) Free Cash Flow1 $ (41,111) $ (580) $ (40,531)

20 10,000+ 50,000+ 70 $18B+ employees Field Resources countries claims managed annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions. 20

Appendix: Non-GAAP Financial Information 22

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, goodwill impairments, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, goodwill impairments, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets and contingent earnout adjustments, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) September 30, 2022   September 30, 2021   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 183,197 62.1% $ 175,553 60.8%   U.K. GBP 25,534 8.7% 32,527 11.3%   Canada CAD 25,661 8.7% 21,102 7.3%   Australia AUD 24,601 8.3% 20,132 7.0%   Europe EUR 20,535 7.0% 21,807 7.6%   Rest of World Various 15,396 5.2%   17,379 6.0%   Total Revenues, before reimbursements $ 294,924 100.0% $ 288,500 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Revenues Before Reimbursements Total Revenues $ 306,417 $ 297,562 Reimbursements (11,493) (9,062) Revenues Before Reimbursements 294,924 288,500 Costs of Services Provided, Before Reimbursements Total Costs of Services 232,726 220,079 Reimbursements (11,493) (9,062) Costs of Services Provided, Before Reimbursements $ 221,233 $ 211,017 Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Operating Earnings: North America Loss Adjusting $ 3,678 $ 4,362 International Operations (3,849) 1,947 US Broadspire 6,198 6,939 Platform Solutions 10,080 9,724 Unallocated corporate and shared costs and credits, net (1,907) (2,173) Consolidated Operating Earnings 14,200 20,799 (Deduct) Add: Net corporate interest expense (2,903) (1,648) Stock option expense (142) (296) Amortization expense (1,998) (2,877) Goodwill impairment (36,808) — Contingent earnout adjustments (887) — Income tax (benefit) provision 13,286 (4,866) Net income attributable to noncontrolling interests 108 83 Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (15,144) $ 11,195

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net (loss) income attributable to shareholders of Crawford & Company $ (15,144) $ 11,195 Add: Depreciation and amortization 8,924 9,826 Stock-based compensation 808 2,001 Net corporate interest expense 2,903 1,648 Goodwill impairment 36,808 — Contingent earnout adjustments 887 — Income tax (benefit) provision (13,286) 4,866 Adjusted EBITDA $ 21,900 $ 29,536

Reconciliation of Non-GAAP Items (cont.) Net Debt September 30, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net Debt Short-term borrowings $ 37,639 $ 10,643 Current installments of finance leases and other obligations 57 61 Long-term debt and finance leases, less current installments 219,680 164,315 Total debt 257,376 175,019 Less: Cash and cash equivalents 33,099 53,228 Net debt $ 224,277 $ 121,791

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) September 30, 2022 December 31, 2019 September 30, 2021 December 31, 2018 Segment gross profit: North America Loss Adjusting $ 12,164 $ 12,631 International Operations 9,619 13,984 US Broadspire 17,887 17,029 Platform Solutions 15,601 13,880 Segment gross profit 55,271 57,524 Segment indirect costs: North America Loss Adjusting (8,486) (8,269) International Operations (13,468) (12,037) US Broadspire (11,689) (10,090) Platform Solutions (5,521) (4,156) Unallocated corporate and shared costs, net (1,907) (2,173) Consolidated operating earnings 14,200 20,799 Net corporate interest expense (2,903) (1,648) Stock option expense (142) (296) Amortization expense (1,998) (2,877) Goodwill impairment (36,808) — Contingent earnout adjustments (887) — Income tax benefit (provision) 13,286 (4,866) Net loss attributable to noncontrolling interests 108 83 Net (loss) income attributable to shareholders of Crawford & Company $ (15,144) $ 11,195

Reconciliation of Third Quarter Non-GAAP Results Three Months Ended September 30, 2022 Unaudited ($ in thousands) Pretax (Loss) Earnings Pretax (Loss) Earnings Net (Loss) Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted(Loss) Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ (28,538) $ (15,144) $ (0.31) $ (0.31) Adjustments: Amortization of intangible assets 1,998 1,499 0.03 0.03 Goodwill impairment 36,808 20,908 0.43 0.43 Contingent earnout adjustments 887 657 0.01 0.01 Non-GAAP Adjusted $ 11,155 $ 7,920 $ 0.16 $ 0.16 Three Months Ended September 30, 2021 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 15,978 $ 11, 195 $ 0.20 $ 0.21 Adjustments: Amortization of intangible assets 2,877 2,158 0.04 0.04 Non-GAAP Adjusted $ 18,855 $ 13,353 $ 0.24 $ 0.25 (1) Sum of reconciling items may differ from total due to rounding of individual components